SEMIANNUAL REPORT  JUNE 30, 2000

Nicholas-Applegate(r) Growth Equity Fund

Fund Type Stock
Objective Capital appreciation

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
At Nicholas-Applegate, we build portfolios one company at a time. Our search for promising investments starts with detailed, fundamental analysis of thousands of individual companies. We don't make investment decisions based on "top-down" projections such as predicting the direction of interest rates or forecasting economic strength. Instead, we investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis.

The Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $1 billion and $15 billion. The market capitalization range of the stocks in the portfolio is selected from the middle 90% of the Russell Midcap Growth Index. Our company-by-company research focuses on identifying and investing in stocks exhibiting each of the following traits:

- Evidence of positive change
- Sustainability of that change
- Timeliness of investment

Our search for stocks meeting these criteria produces a well-diversified portfolio of successful companies capable of exceptional growth. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 6/30/00
54.8%  Technology
16.0   Healthcare Services
11.3   Commercial/Industrial Services
 9.1   Energy
 2.8   Consumer Services
 2.2   Retail Trade
 1.4   Utilities
 2.4   Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of net assets as of 6/30/00
4.3%  JDS Uniphase Corp.
Semiconductors
3.2   Ciena Corp.
Telecommunications Equipment
3.1   Veritas Software Corp.
Computer Software
2.9   Network Appliance, Inc.
Computer Networks
2.8   VoiceStream Wireless Corp.
Telecommunications Services
                           www.prudential.com (800) 225-1852
Performance at a Glance

Cumulative Total Returns1               As of 6/30/00
                          Six      One      Five     Ten        Since
                         Months    Year    Years    Years     Inception2
Class A                  10.77%   80.14%  282.52%  603.81%      835.49%
Class B                  10.34    78.62   267.33     N/A        522.29
Class C                  10.34    78.62   267.33     N/A        322.97
Class Z                  10.86    80.59     N/A      N/A        203.15
Lipper Multi-Cap Growth
Fund Avg.3                6.47    45.76   225.31   476.09         ***

Average Annual Total Returns1                 As of 6/30/00
                         One      Five      Ten        Since
                        Year     Years     Years     Inception2
Class A                71.13%    29.44%    20.93%      17.96%
Class B                73.62     29.65      N/A        22.37
Class C                75.83     29.46      N/A        27.40
Class Z                80.59      N/A       N/A        40.11

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Multi-Cap Growth Fund category.

The Lipper average is unmanaged. Multi-Cap Growth funds, by portfolio practice, invest in a variety of market capitalization ranges.

***Lipper Since Inception returns are 662.75% for Class A, 211.85% for Class B, 132.51% for Class C, and 43.34% for Class Z, based on all funds in each share class.

Nicholas-Applegate(r) Growth Equity Fund

         Semiannual Report      June 30, 2000

Investment Adviser's Report

During the six-month period ended June 30, 2000, the Nicholas-Applegate Growth Equity Fund advanced 10.8% versus 12.1% for the Russell Midcap Growth Index and 6.5% for the Lipper Multi-Cap Growth Fund Average.

Following the gains that your Fund delivered in the first quarter, a broad sell-off in the U.S. equity market in April and May-particularly among technology stocks-negatively affected performance in the second quarter.

Some of the Fund's best-performing stocks in the first half of the year were in the technology sector, helping returns for the period. Those included JDS Uniphase Corp., a telecommunications switching and transmissions equipment company, and Network Solutions, a computer network and services company. Medimmune, a biotechnology firm that develops drugs for transplants and infectious diseases, contributed positively to returns.

Stock selection in the commercial/industrial and health technology sectors was the primary contributor to the fund's slight underperformance versus the Russell Midcap Growth Index during the six-month period. Amid the sell-off in technology stocks in April and May, holdings in the technology and commercial/industrial sectors suffered declines. These included mobile phone operator VoiceStream Wireless and Ariba, Inc., a computer software and services company. Despite the decline in their stock prices, we believe the long-term fundamentals for these companies, as well as other technology holdings in the Fund, remain attractive.

The U.S. stock market welcomed the millennium on a strong note, with many indexes reaching record levels during the first quarter of 2000. However, concerns over rising interest rates, the threat of inflation, and lofty valuations sent stocks lower in April and May. High-priced technology names were especially hard hit, with the tech-heavy Nasdaq Composite tumbling approximately 32% from its peak on March 10 through the end of May.

                                     www.prudential.com (800) 225-1852

In June, optimism that the Federal Reserve was close to completing its series of interest rate hikes sparked a rally, most notably among rapidly growing healthcare and technology stocks. Amid this volatile backdrop, several major indexes ended the six-month period on negative turf. The Dow Jones Industrial Average fell 8.6%; the Nasdaq shed 2.5%; and the S&P 500 Index dipped 0.4%.

After raising rates three times in 1999, the Fed continued its efforts to moderate economic growth, boosting interest rates a total of 1.0% on three separate occasions from January 1 to June 30. Throughout the period, stock prices moved in tandem with rate expectations and uncertainty over the Fed's ability to engineer a "soft landing" for the red-hot U.S. economy. Value-oriented, rate-sensitive financial, consumer cyclical, and basic materials stocks were among the market's worst-performing sectors. In the first six months of the year, the Russell 3000 Value Index fell 3.6%. Growth stocks proved to be more resilient, with the Russell 3000 Growth Index advancing 4.0%.

During the period, investors exhibited a preference for small- and mid-capitalization names. The Russell 2000 Index, a small-cap benchmark, and the Russell Midcap Index were up 3.0% and 5.1%, respectively, while the Russell 1000 rose only 0.8%. Within the growth stock universe, however, small-cap growth stocks trailed mid- and large-cap growth stocks-two of the market's best-performing sectors.

Throughout the period, selectivity remained critical amid heightened volatility in stock prices. Although fundamentals for the market remain solid, changing investor perceptions and the risk associated with technology stocks' valuations have caused increased daily price swings. For instance, during every single trading day between January 1 and April 30, there was at least a 1% difference between the Nasdaq's high and low prices, and intraday moves of 2% or more occurred close to 80% of the time.

Nicholas-Applegate(r) Growth Equity Fund

       Semiannual Report      June 30, 2000

Technology helped then hurt returns
The Fund delivered strong gains in the first three months of the year, rising 23.2% versus 21.1% for the Russell Midcap Growth Index and 13.1% for the Lipper Multi-Cap Growth Fund Average. Good stock selection in the technology sector, specifically within the software, computers/office automation, and telecommunications industries boosted returns in the first quarter.

In the second quarter, that trend was reversed, with some of the Fund's best-performing holdings in the first quarter hurting returns in the second. Amid the sell-off in April and May, holdings such as Applied Micro Circuits and Veritas Software negatively affected performance. Despite the decline in their stock prices, we believe the long-term fundamentals for these companies, as well as other technology holdings in the portfolio, remain attractive.

As of June 30 the Fund had a slight overweighting in the technology sector versus the Russell Midcap Growth Index. During the six-month period, we increased the Fund's weighting in the healthcare services and energy sectors, as we uncovered attractive stocks meeting our investment criteria in these areas.

Looking Ahead
Despite changing market conditions, we continue to find companies with solid fundamentals.

At Nicholas-Applegate, changing market conditions, such as expectations of slowing economic and corporate profit growth, as well as prevailing stock-price volatility, do not affect our focus on finding the companies with attractive fundamentals and accelerating earnings growth.

Our investment philosophy guides us to move our portfolios toward strength and away from weakness each day in any market environment. Consistent with that philosophy, we look for industry leaders capable of robust earnings growth, and with strong potential for positive earnings surprise.

                                    www.prudential.com (800) 225-1852

We hold the view that the prospects for mid-cap growth stocks remain attractive. We continue to monitor our holdings and the investment environment closely, and we remain poised to act swiftly and decisively to maintain the strongest possible position for our clients.

Our bottom-up investment approach is highly adaptable, and helps us capture areas of strength wherever they're occurring. We remain confident of our ability to find solid investment opportunities in any environment and deliver exceptional long-term results.

Nicholas-Applegate Growth Equity Fund Management Team

Nicholas-Applegate(r) Growth Equity Fund

           Semiannual Report        June 30, 2000

Financial
         Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
COMMON STOCKS  97.6%
-------------------------------------------------------------------------------------
CAPITAL GOODS  10.0%
Drugs & Healthcare  7.0%

     33,400      Abgenix, Inc.*                                     $      4,003,303
     39,000      Affymetrix, Inc.*                                         6,439,875
    101,000      ALZA Corp.*                                               5,971,625
     41,400      Human Genome Sciences, Inc.*                              5,521,725
     61,400      IDEC Pharmaceuticals Corp.*                               7,202,988
     47,800      Incyte Genomics, Inc.*                                    3,928,563
     71,800      Millennium Pharmaceuticals, Inc.*                         8,032,625
     50,900      PE Corp-Celera Genomics Group*                            4,759,150
    156,200      PE Corp-PE Biosystems Group                              10,289,675
                                                                    ----------------
                                                                          56,149,529
-------------------------------------------------------------------------------------
Retail/Wholesale Specialty Chain  3.0%
     75,700      Best Buy Co., Inc.*                                       4,788,025
    108,700      Circuit City Stores-Circut City Group                     3,607,481
    164,900      Kohl's Corp.*                                             9,172,563
    181,200      Starbucks Corp.*                                          6,919,575
                                                                    ----------------
                                                                          24,487,644
-------------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL SERVICES  11.3%
Other Commercial/Industrial Services  2.6%
     93,100      Ariba, Inc.*                                              9,128,164
     94,000      Exodus Communications, Inc.*                              4,329,875
    127,300      InfoSpace, Inc.*                                          7,033,325
                                                                    ----------------
                                                                          20,491,364
-------------------------------------------------------------------------------------
Telecommunication Services  8.7%
    327,000      Crown Castle International Corp.*                        11,935,500
    297,200      McLeodUSA Inc.*                                           6,148,325
    263,000      Metromedia Fiber Network, Inc.*                          10,437,812
    187,900      Nextel Partners, Inc.*                                    6,118,494
    134,000      NEXTLINK Communications, Inc.*                            5,083,625
     58,800      Time Warner Telecom Inc.*                                 3,785,250

    See Notes to Financial Statements                                      7

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
    194,200      VoiceStream Wireless Corp.*                        $     22,584,853
    132,350      WinStar Communications, Inc.*                             4,483,356
                                                                    ----------------
                                                                          70,577,215
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES  9.0%
Drugs & Healthcare  9.0%
    118,900      Allergan, Inc.                                            8,858,050
    109,800      Forest Laboratories, Inc.*                               11,089,800
     52,000      Genentech, Inc.*                                          8,944,000
     71,300      Genzyme Corp.*                                            4,237,894
    175,200      MedImmune, Inc.*                                         12,964,800
     27,000      MiniMed Inc.*                                             3,186,000
     76,900      Sepracor Inc.*                                            9,276,062
    112,200      Waters Corp.*                                            14,003,962
                                                                    ----------------
                                                                          72,560,568
-------------------------------------------------------------------------------------
ENERGY  10.6%
Electrical Utilities  1.4%
    168,900      Calpine Corp.*                                           11,105,175
-------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  3.2%
     99,800      Anadarko Petroleum Corp.                                  4,921,387
    137,800      Diamond Offshore Drilling, Inc.                           4,840,225
     99,800      Nabors Industries, Inc.*                                  4,147,938
    258,700      Rowan Companies, Inc.*                                    7,858,012
    104,200      UTI Energy Corp.*                                         4,181,025
                                                                    ----------------
                                                                          25,948,587
-------------------------------------------------------------------------------------
Oil Field Equipment  1.2%
    172,600      Grant Prideco, Inc.*                                      4,315,000
    179,900      National-Oilwell, Inc.*                                   5,914,213
                                                                    ----------------
                                                                          10,229,213
-------------------------------------------------------------------------------------
Oil Services  4.8%
    163,400      Baker Hughes Inc.                                         5,228,800
    159,800      BJ Services Co.*                                          9,987,500
    221,200      ENSCO International Inc.                                  7,921,725
    117,100      Smith International, Inc.*                                8,526,344
    172,600      Weatherford International, Inc.*                          6,871,637
                                                                    ----------------
                                                                          38,536,006

    8                                      See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
GENERAL BUSINESS  1.9%
Media  1.9%
    148,000      Hispanic Broadcasting Corp.*                       $      4,902,500
    132,400      TV Guide, Inc.*                                           4,534,700
     54,500      Univision Communications, Inc.*                           5,640,750
                                                                    ----------------
                                                                          15,077,950
-------------------------------------------------------------------------------------
TECHNOLOGY  54.8%
Computer Networks  10.3%
     98,600      Brocade Communications Systems, Inc.*                    18,091,559
          0(a)   Cisco Systems, Inc.*                                             11
     84,000      Comverse Technology, Inc.*                                7,812,000
    291,700      Network Appliance, Inc.*                                 23,481,850
     43,300      ONI Systems Corp.*                                        5,074,895
     77,200      Redback Networks, Inc.*                                  13,741,600
    111,900      RF Micro Devices Inc.*                                    9,805,238
     61,350      StorageNetworks, Inc.*                                    5,536,838
                                                                    ----------------
                                                                          83,543,991
-------------------------------------------------------------------------------------
Computer Services  3.1%
    101,468      VeriSign, Inc.*                                          17,909,014
    139,000      Vignette Corp.*                                           7,230,172
                                                                    ----------------
                                                                          25,139,186
-------------------------------------------------------------------------------------
Computer Software  7.4%
     40,100      Akamai Technologies Inc.*                                 4,761,248
    175,300      BroadVision Inc.*                                         8,907,431
     43,900      I2 Technologies, Inc.*                                    4,577,261
    127,600      Mercury Interactive Corp.*                               12,345,300
    154,300      Universal Access, Inc.*                                   3,780,350
    221,875      VERITAS Software Corp.*                                  25,075,342
                                                                    ----------------
                                                                          59,446,932
-------------------------------------------------------------------------------------
Electronic Components  5.8%
    219,400      Analog Devices, Inc.*                                    16,674,400
     36,600      E-Tek Dynamics, Inc.*                                     9,655,537
    162,100      Maxim Integrated Products, Inc.*                         11,012,669

    See Notes to Financial Statements                                      9

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     35,200      SDL, Inc.*                                         $     10,038,600
                                                                    ----------------
                                                                          47,381,206
-------------------------------------------------------------------------------------
Internet Software  4.2%
     64,900      Agile Software Corp.*                                     4,587,619
     44,000      Inktomi Corp.*                                            5,203,000
    102,100      Siebel Systems, Inc.*                                    16,699,731
     72,500      TIBCO Software Inc.*                                      7,774,492
                                                                    ----------------
                                                                          34,264,842
-------------------------------------------------------------------------------------
Semiconductors  15.1%
    115,500      Applied Micro Circuits Corp.*                            11,405,625
     71,300      Broadcom Corp.*                                          15,610,244
     78,400      Credence Systems Corp.*                                   4,326,700
    292,600      JDS Uniphase Corp.*                                      35,075,425
    128,700      KLA-Tencor Corp.*                                         7,536,994
    220,900      Lam Research Corp .*                                      8,283,750
    119,200      Micrel, Inc.*                                             5,177,750
     88,500      PMC-Sierra, Inc.*                                        15,725,344
     81,400      Vitesse Semiconductor Corp.*                              5,987,987
    156,800      Xilinx, Inc.*                                            12,945,800
                                                                    ----------------
                                                                         122,075,619
-------------------------------------------------------------------------------------
Telecommunication Equipment  8.9%
    128,000      ADC Telecommunications, Inc.*                            10,736,000
    109,300      American Tower Corp.                                      4,556,444
     51,600      Avanex Corp.*                                             4,927,800
    155,900      CIENA Corp.*                                             25,986,581
    247,400      Finisar Corp.*                                            6,478,788
    133,700      Scientific-Atlanta, Inc.                                  9,960,650
     26,800      Sonus Networks, Inc.*                                     4,231,050
     68,000      Teradyne, Inc.*                                           4,998,000
                                                                    ----------------
                                                                          71,875,313
                                                                    ----------------
                 Total common stocks (cost $496,665,221)                 788,890,340
                                                                    ----------------

    10                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.0%
Other
$         48   Seven Seas Money Market Fund                        $         47,680
-------------------------------------------------------------------------------------
Repurchase Agreement  2.0%
      16,167   State Street Bank & Trust Co.,
                5.25%, in the principal amount of $16,167,000,
                repurchase price $16,174,073, due 7/3/00 (cost
                $16,167,000), value of the collateral including
                accrued interest was $16,490,388                         16,167,000
                                                                   ----------------
               Total short-term investments
                (cost $16,214,680)                                       16,214,680
                                                                   ----------------
               Total Investments  99.6%
                (cost $512,879,901; Note 4)                             805,105,020
               Other assets in excess of liabilities  0.4%                3,441,626
                                                                   ----------------
               Net Assets  100%                                    $    808,546,646
                                                                   ----------------
                                                                   ----------------

------------------------------
* Non-income producing.
(a) Fractional share.
    See Notes to Financial Statements                                     11

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $512,879,901)                           $ 805,105,020
Cash                                                                       90,158
Receivable for investments sold                                        22,803,731
Receivable for Fund shares sold                                         3,908,805
Prepaid expenses                                                           14,883
Dividends and interest receivable                                          11,348
                                                                    -------------
    Total assets                                                      831,933,945
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      18,159,875
Payable for Fund shares reacquired                                      4,164,772
Management fee payable                                                    615,098
Distribution fee payable                                                  376,240
Accrued expenses                                                           71,314
                                                                    -------------
      Total liabilities                                                23,387,299
                                                                    -------------
NET ASSETS                                                          $ 808,546,646
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common stock, at par                                             $     316,550
   Paid-in capital in excess of par                                   391,903,333
                                                                    -------------
                                                                      392,219,883
   Accumulated net investment loss                                     (6,017,439)
   Accumulated net realized gain on investments                       130,119,083
   Net unrealized appreciation on investments                         292,225,119
                                                                    -------------
Net assets, June 30, 2000                                           $ 808,546,646
                                                                    -------------
                                                                    -------------

    12                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($422,843,995 / 15,476,224 shares of common stock issued
      and outstanding)                                                     $27.32
   Maximum sales charge (5% of offering price)                               1.44
                                                                    -------------
   Maximum offering price to public                                        $28.76
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($353,470,264 / 14,905,847 shares of common stock issued
      and outstanding)                                                     $23.71
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share
      ($18,147,334 / 765,275 shares of common stock issued and
      outstanding)                                                         $23.71
   Sales charge (1% of offering price)                                        .24
                                                                    -------------
   Offering price to public                                                $23.95
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($14,085,053 / 507,696 shares of common stock
      issued and outstanding)                                              $27.74
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     13

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                        $     54,463
   Interest                                                              507,893
                                                                   --------------
      Total income                                                       562,356
                                                                   --------------
Expenses
   Management fees                                                     3,721,539
   Distribution fee--Class A                                             366,249
   Distribution fee--Class B                                           1,837,648
   Distribution fee--Class C                                              75,383
   Transfer agent's fees and expenses                                    372,000
   Reports to shareholders                                                50,000
   Custodian's fees and expenses                                          50,000
   Directors' fees                                                        39,000
   Registration fees                                                      25,000
   Audit fees and expense                                                 20,000
   Legal fees and expenses                                                12,000
   Insurance expense                                                      10,000
   Miscellaneous                                                             976
                                                                   --------------
    Total expenses                                                     6,579,795
                                                                   --------------
Net investment loss                                                   (6,017,439)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                         105,394,630
Net change in unrealized appreciation (depreciation) of
investments                                                          (34,600,559)
                                                                   --------------
Net gain on investments                                               70,794,071
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 64,776,632
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                    Ended           Year Ended
                                                June 30, 2000    December 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $  (6,017,439)     $  (7,151,016)
   Net realized gain on investment
      transactions                                105,394,630        102,118,443
   Net change in unrealized appreciation
      (depreciation) on investments               (34,600,559)       239,153,601
                                                -------------    -----------------
   Net increase in net assets resulting from
      operations                                   64,776,632        334,121,028
                                                -------------    -----------------
Distributions to shareholders from net
   realized gains on investments
    Class A                                       (13,919,560)       (35,790,946)
    Class B                                       (15,118,036)       (45,458,919)
    Class C                                          (683,862)        (1,404,651)
    Class Z                                          (577,474)          (222,648)
                                                -------------    -----------------
                                                  (30,298,932)       (82,877,164)
                                                -------------    -----------------
Fund share transactions (Note 5) (Net of
   share conversions)
   Net proceeds from shares subscribed            434,237,799        316,705,219
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                28,566,985         77,276,027
   Cost of shares reacquired                     (355,739,503)      (352,620,773)
                                                -------------    -----------------
   Net increase in net assets from Fund share
      transactions                                107,065,281         41,360,473
                                                -------------    -----------------
Total increase                                    141,542,981        292,604,337
NET ASSETS
Beginning of period                               667,003,665        374,399,328
                                                -------------    -----------------
End of period                                   $ 808,546,646      $ 667,003,665
                                                -------------    -----------------
                                                -------------    -----------------

    See Notes to Financial Statements                                     15

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited)

      Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund is an open-end, diversified management investment company.

      The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Investments are stated at value. Investments for
which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities less than 60 days are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income and
distributions of net capital gains in excess of capital loss carryforwards, if any, are
    16

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of certain officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the six months ended June 30, 2000, PIFM earned $3,721,539 in management fees of which it paid $2,940,016 to NACM under the foregoing agreements.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .19 of 1% of average daily net assets of the Class A shares and
                                                                          17

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

1% of the average daily net assets of both the Class B and Class C shares, respectively, for the six months ended June 30, 2000.

      PIMS has advised the Fund that it has received approximately $437,700 and $75,700 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended June 30, 2000. From these fees, PIMS paid such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2000, it received approximately $169,000 and $6,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM and PIMS and are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 2000, the Fund incurred fees of approximately $354,400 for the services of PMFS. As of June 30, 2000, approximately $63,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund other than short-term investments, for the six months ended June 30, 2000 were $478,417,398 and $428,646,841, respectively.

      The cost basis of investments for federal income tax purposes at June 30, 2000 was $514,001,093 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $291,103,927 (gross unrealized appreciation--$313,391,433; gross unrealized depreciation--$22,287,506).
    18

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended June 30, 2000:
Shares sold                                                   9,329,601    $ 265,802,114
Shares issued in reinvestment of distributions                  594,992       12,792,336
Shares reacquired                                            (9,126,819)    (257,124,185)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            797,774       21,470,265
Shares issued upon conversion from Class B                    1,888,954       62,928,589
                                                            -----------    -------------
Net increase in shares outstanding                            2,686,728    $  84,398,854
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 1999:
Shares sold                                                  11,659,477    $ 212,703,922
Shares issued in reinvestment of distributions                1,650,288       32,182,396
Shares reacquired                                           (11,712,869)    (212,664,693)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          1,596,896       32,221,625
Shares issued upon conversion from Class B                    2,717,422       48,326,630
                                                            -----------    -------------
Net increase in shares outstanding                            4,314,318    $  80,548,255
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                   4,257,226    $ 110,651,143
Shares issued in reinvestment of distributions                  779,415       14,551,677
Shares reacquired                                            (2,298,852)     (56,980,236)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          2,737,789       68,222,584
Shares reacquired upon conversion into Class A               (2,165,782)     (62,928,589)
                                                            -----------    -------------
Net increase in shares outstanding                              572,007    $   5,293,995
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          19

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 1999:
Shares sold                                                   5,962,259    $  96,957,185
Shares issued in reinvestment of distributions                2,556,598       43,554,915
Shares reacquired                                            (8,158,255)    (131,371,351)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            360,602        9,140,749
Shares reacquired upon conversion into Class A               (3,033,400)     (48,326,630)
                                                            -----------    -------------
Net decrease in shares outstanding                           (2,672,798)   $ (39,185,881)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                     462,004    $  12,028,737
Shares issued in reinvestment of distributions                   34,699          647,821
Shares reacquired                                              (199,646)      (5,483,195)
                                                            -----------    -------------
Net increase in shares outstanding                              297,057    $   7,193,363
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 1999:
Shares sold                                                     310,372    $   5,226,338
Shares issued in reinvestment of distributions                   77,640        1,323,380
Shares reacquired                                              (362,253)      (6,189,054)
                                                            -----------    -------------
Net increase in shares outstanding                               25,759    $     360,664
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                   1,584,384    $  45,755,805
Shares issued in reinvestment of distributions                   26,359          575,151
Shares reacquired                                            (1,180,735)     (36,151,887)
                                                            -----------    -------------
Net increase in shares outstanding                              430,008    $  10,179,069
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 1999:
Shares sold                                                      93,143    $   1,817,774
Shares issued in reinvestment of distributions                   11,139          215,336
Shares reacquired                                              (133,081)      (2,395,675)
                                                            -----------    -------------
Net decrease in shares outstanding                              (28,799)   $    (362,565)
                                                            -----------    -------------
                                                            -----------    -------------

       Nicholas-Applegate Fund, Inc.

 Financial
             Highlights

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                  June 30, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  25.80
                                                                  ----------------
Income from investment operations:
Net investment loss                                                       (.16)
Net realized and unrealized gain on investment transactions               2.69
                                                                  ----------------
      Total from investment operations                                    2.53
                                                                  ----------------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                          (1.01)
                                                                  ----------------
Net asset value, end of period                                        $  27.32
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b):                                                         10.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $422,844
Average net assets (000)                                              $393,978
Ratios to average net assets:
   Expenses, including distribution fee                                   1.29%(c)
   Expenses, excluding distribution fee                                   1.10%(c)
   Net investment loss                                                   (1.14)%(c)
Portfolio turnover rate                                                     56%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
    22                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996               1995(a)
----------------------------------------------------------------------------------------------------------
    $  15.38             $  14.47             $  15.41             $  15.18             $  11.99
----------------     ----------------     ----------------     ----------------     ----------------
        (.18)                (.17)                (.12)                (.14)                (.11)
       14.01                 1.95                 2.60                 2.64                 3.82
----------------     ----------------     ----------------     ----------------     ----------------
       13.83                 1.78                 2.48                 2.50                 3.71
----------------     ----------------     ----------------     ----------------     ----------------
       (3.41)                (.87)               (3.42)               (2.27)                (.52)
----------------     ----------------     ----------------     ----------------     ----------------
    $  25.80             $  15.38             $  14.47             $  15.41             $  15.18
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       98.35%               12.83%               17.33%               16.45%               31.20%
    $329,955             $130,362             $133,973             $145,120             $124,340
    $186,192             $124,408             $139,933             $136,482             $109,740
        1.40%                1.45%                1.37%                1.41%                1.44%
        1.20%                1.24%                1.19%                1.23%                1.27%
       (1.21)%              (1.19)%               (.82)%               (.93)%               (.83)%
         173%                 171%                 182%                 113%                 106%

    See Notes to Financial Statements                                     23

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                  June 30, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  22.63
                                                                  ----------------
Income from investment operations:
Net investment loss                                                       (.24)
Net realized and unrealized gain on investment transactions               2.33
                                                                  ----------------
      Total from investment operations                                    2.09
                                                                  ----------------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                          (1.01)
                                                                  ----------------
Net asset value, end of period                                        $  23.71
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b):                                                         10.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $353,470
Average net assets (000)                                              $369,549
Ratios to average net assets:
   Expenses, including distribution fee                                   2.10%(c)
   Expenses, excluding distribution fee                                   1.10%(c)
   Net investment loss                                                   (1.95)%(c)
Portfolio turnover rate                                                     56%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
    24                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996               1995(a)
----------------------------------------------------------------------------------------------------------
    $  13.89             $  13.26             $  14.48             $  14.49             $  11.56
----------------     ----------------     ----------------     ----------------     ----------------
        (.33)                (.29)                (.23)                (.24)                (.22)
       12.48                 1.79                 2.43                 2.50                 3.67
----------------     ----------------     ----------------     ----------------     ----------------
       12.15                 1.50                 2.20                 2.26                 3.45
----------------     ----------------     ----------------     ----------------     ----------------
       (3.41)                (.87)               (3.42)               (2.27)                (.52)
----------------     ----------------     ----------------     ----------------     ----------------
    $  22.63             $  13.89             $  13.26             $  14.48             $  14.49
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       96.71%               11.87%               16.48%               15.54%               30.11%
    $324,419             $236,242             $284,191             $317,768             $290,751
    $236,101             $250,317             $300,520             $304,841             $265,597
        2.20%                2.24%                2.19%                2.23%                2.27%
        1.20%                1.24%                1.19%                1.23%                1.27%
       (2.00)%              (1.98)%              (1.64)%              (1.75)%              (1.66)%
         173%                 171%                 182%                 113%                 106%

    See Notes to Financial Statements                                     25

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                  June 30, 2000(a)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  22.63
                                                                      --------
Income from investment operations:
Net investment loss                                                       (.24)
Net realized and unrealized gain on investment transactions               2.33
                                                                      --------
      Total from investment operations                                    2.09
                                                                      --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                          (1.01)
                                                                      --------
Net asset value, end of period                                        $  23.71
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                         10.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 18,148
Average net assets (000)                                              $ 15,159
Ratios to average net assets:
   Expenses, including distribution fee                                   2.10%(c)
   Expenses, excluding distribution fee                                   1.10%(c)
   Net investment loss                                                   (1.95)%(c)
Portfolio turnover rate                                                     56%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                           Year Ended June 30,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996               1995(a)
----------------------------------------------------------------------------------------------------------
    $  13.89              $13.26               $14.48               $14.49               $11.56
    --------             -------              -------              -------              -------
        (.32)               (.28)                (.22)                (.22)                (.22)
       12.47                1.78                 2.42                 2.48                 3.67
    --------             -------              -------              -------              -------
       12.15                1.50                 2.20                 2.26                 3.45
    --------             -------              -------              -------              -------
       (3.41)               (.87)               (3.42)               (2.27)                (.52)
    --------             -------              -------              -------              -------
    $  22.63              $13.89               $13.26               $14.48               $14.49
    --------             -------              -------              -------              -------
    --------             -------              -------              -------              -------
       96.71%              11.87%               16.48%               15.54%               30.11%
    $ 10,598              $6,146               $6,750               $6,735               $4,897
    $  7,477              $6,164               $6,796               $5,862               $2,961
        2.20%               2.24%                2.19%                2.23%                2.27%
        1.20%               1.24%                1.19%                1.23%                1.27%
       (2.00)%             (1.98)%              (1.64)%              (1.75)%              (1.63)%
         173%                171%                 182%                 113%                 106%

    See Notes to Financial Statements                                     27

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights (Unaudited)

                                                           Class Z
                                     ---------------------------------------------------
                                                                             March 18,
                                     Six Months     Year Ended December       1997(c)
                                       Ended                31,               Through
                                      June 30,      -------------------     December 31,
                                      2000(d)        1999        1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  26.16      $15.49      $14.53         $14.48
                                     ----------     -------     -------     ------------
Income from investment
operations:
Net investment loss                       (.14)       (.17 )      (.12 )         (.22)
Net realized and unrealized gain
   on investment transactions             2.73       14.25        1.95           3.18
                                     ----------     -------     -------     ------------
      Total from investment
      operations                          2.59       14.08        1.83           2.96
                                     ----------     -------     -------     ------------
Less distributions:
Distributions from net realized
   gains from investment
   transactions                          (1.01)      (3.41 )      (.87 )        (2.91)
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  27.74      $26.16      $15.49         $14.53
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(a):                         10.86%      99.30 %     13.13 %        21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 14,085      $2,032      $1,649         $  633
Average net assets (000)              $  9,101      $1,334      $1,318         $  121
Ratios to average net assets:
   Expenses, including
      distribution fee                    1.10%(b)    1.20 %      1.24 %         1.19%(b)
   Expenses, excluding
      distribution fee                    1.10%(b)    1.20 %      1.24 %         1.19%(b)
   Net investment loss                   (0.95)%(b)  (1.00 )%     (.99 )%        (.85)%(b)
Portfolio turnover rate                     56%        173 %       113 %          182%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements
                                  www.prudential.com (800) 225-1852

For More Information
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Arthur E. Nicholas, Chairman and President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Robert E. Carlson, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90017

Fund Symbols         NASDAQ       CUSIP
           Class A   NAPGX      653698209
           Class B   NAGBX      653698308
           Class C   PNACX      653698407
           Class Z   PNAZX      653698506

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

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(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF151E2    653698209    653698308    653698407    653698506

(LOGO) Printed on Recycled Paper